UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2011

John Bean Technologies Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

70 West Madison Street
Chicago, Illinois 60602
(Address of Principal executive offices, including Zip Code)

(312) 861-5900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On May 9, 2011, John Bean Technologies Corporation (the “Company”) issued a press release announcing financial results for its first quarter ended March 31, 2011. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information, including Exhibit 99.1, furnished in this report is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 4, 2011, John Bean Technologies Corporation held its annual meeting of stockholders (the “Annual Meeting”) in Chicago, Illinois.  At the meeting, the Company’s stockholders voted on four proposals and cast their votes as described below.  The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 25, 2011.

Proposal 1

The Company’s stockholders elected three individuals to the Board of Directors for a term of three years or until their successors are duly qualified and elected as set forth below:

Name	Votes For	Withheld	Broker Non-Votes
Charles H. Cannon, Jr.	24,340,742	577,596	2,004,206
Polly B. Kawalek	24,594,905	323,433	2,004,206
James R. Thompson	24,581,030	337,308	2,004,206

Proposal 2

The Company’s stockholders cast their votes with respect to the advisory vote on executive compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,857,966	960,756	99,616	2,004,206

Proposal 3

The Company’s stockholders cast their votes with respect to the advisory vote on the frequency of future advisory votes on executive compensation as set forth below:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
20,783,207	14,193	4,107,430	13,508	2,004,206

Proposal 4

The Company’s stockholders ratified the appointment of KPMG LLP as the company’s independent registered public accounting firm for the 2011 fiscal year as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,867,819	37,634	17,091	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release issued May 9, 2011

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John Bean Technologies Corporation

Date: May 9, 2011	By:	/s/ Megan J. Donnelly
	Name	Megan J. Donnelly
	Title	Chief Accounting Officer, and duly authorized officer